May 2020 Exhibit 99.1

Forward Looking Statements Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plans and expectations and our future financial position and operating results. Words such as “will likely result”, “aims”, “anticipates”, “believes”, “could”, “estimates”, “expects”, “hopes”, “intends”, “may”, “plans”, “projects”, “seeks”, “should”, “will,” “strategy”, “possibility”, and variations of these words and similar expressions help to identify these forward-looking statements, which involve risks and uncertainties. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions and political events and the impact they may have on us, our customers and our assets and liabilities; our ability to attract deposits and other sources of funding or liquidity; supply and demand for commercial or residential real estate and periodic deterioration in real estate prices and/or values in California or other states where we lend; a sharp or prolonged slowdown or decline in real estate construction, sales or leasing activities; changes in the financial performance and/or condition of our borrowers, depositors, key vendors or counterparties; changes in our levels of delinquent loans, nonperforming assets, allowance for credit losses and charge-offs; the costs or effects of mergers, acquisitions or dispositions we may make, whether we are able to obtain any required governmental approvals in connection with any such mergers, acquisitions or dispositions, and/or our ability to realize the contemplated financial or business benefits associated with any such mergers, acquisitions or dispositions; the effect of changes in laws, regulations and applicable judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, bank capital levels, allowance for credit losses, consumer, commercial or secured lending, securities and securities trading and hedging, bank operations, compliance, fair lending, the Community Reinvestment Act, employment, executive compensation, insurance, cybersecurity, vendor management and information security technology) with which we and our subsidiaries must comply or believe we should comply or which may otherwise impact us; changes in estimates of future reserve requirements and minimum capital requirements, based upon the periodic review thereof under relevant regulatory and accounting standards, including changes in the Basel Committee framework establishing capital standards for bank credit, operations and market risks; the accuracy of the assumptions and estimates and the absence of technical error in implementation or calibration of models used to estimate the fair value of financial instruments or currently expected credit losses or delinquencies; inflation, changes in market interest rates, securities market and monetary fluctuations; changes in government-established interest rates, reference rates (including the anticipated phase-out of LIBOR) or monetary policies; changes in the amount, cost and availability of deposit insurance; disruptions in the infrastructure that supports our business and the communities where we are located, which are concentrated in California, involving or related to physical site access and/or communication facilities; cyber incidents, or theft or loss of Company, customer or employee data or money; political developments, uncertainties or instability, catastrophic events, acts of war or terrorism, or natural disasters, such as earthquakes, drought, the effects of pandemic diseases, climate change, or extreme weather events, that affect electrical, environmental, computer servers, and communications or other services we use, or that affect our assets, customers, employees or third parties with whom we conduct business; the effects of the COVID-19 pandemic on the economy (local, national and international), our organization and our customers, suppliers and employees, as well as the effects of various governmental responses to the pandemic, including stimulus packages; the impact of the federal CARES Act and the significant additional lending activities undertaken by the Company in connection with the Small Business Administration’s Paycheck Protection Program enacted thereunder, including risks to the Company with respect to the uncertain application by the Small Business Administration of new borrower and loan eligibility, forgiveness and audit criteria; our timely development and implementation of new banking products and services and the perceived overall value of these products and services by our customers and potential customers; the Company’s relationships with and reliance upon outside vendors with respect to certain of the Company’s key internal and external systems, applications and controls; changes in commercial or consumer spending, borrowing and savings preferences or behaviors; technological changes and the expanding use of technology in banking and financial services (including the adoption of mobile banking, funds transfer applications, electronic marketplaces for loans, block-chain technology and other banking products, systems or services); our ability to retain and increase market share, retain and grow customers and to control expenses; changes in the competitive environment among banks and other financial services and technology providers; competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional providers including retail businesses and technology companies; volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions or on the Company’s assets or customers; fluctuations in the price of the Company’s common stock or other securities, and the resulting impact on the Company’s ability to raise capital or to make acquisitions; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the principal regulatory agencies with jurisdiction over the Company, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in our organization, management, compensation and benefit plans, and our ability to recruit and retain or expand or contract our workforce, management team, key executive positions and/or our board of directors; the costs and effects of legal, compliance and regulatory actions, changes and developments, including the initiation and resolution of legal proceedings (including any securities, bank operations, consumer or employee class action litigation); regulatory or other governmental inquiries or investigations, and/or the results of regulatory examinations or reviews; our ongoing relations with our various federal and state regulators, including the SEC, Federal Reserve Board, FDIC and California DBO; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company's public reports, including our Annual Report on Form 10-K for the year ended December 31, 2019, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements, except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company’s earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ.

Total Assets: $11.6 Billion Gross Loans: $ 7.5 Billion Total Deposits (Including Repos):$ 9.1 Billion Total Equity: $ 1.9 Billion CVB Financial Corp. (CVBF) Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974.

Largest Bank Holding Companies in CA Source: SNL Financial (1) Bank only, no holding company. Rank Institution Total Assets (3/31/20) 1 Wells Fargo & Company $ 1,981,349 2 First Republic Bank(1) $123,915 3 SVB Financial Group $75,010 4 East West Bancorp, Inc. $45,949 5 PacWest Bancorp $26,143 6 Cathay General Bancorp $18,296 7 Hope Bancorp, Inc. $16,021 8 Pacific Premier Bancorp. Inc. $11,976 9 CVB Financial Corp. $11,607 In millions

As of 3/31/2020 S&P Global Market Intelligence ranked CVB Financial Corp. the #2 Best-Performing Regional Bank of 2018 with $10 billion to $50 billion in assets CVB Financial Corp. is the holding company for Citizens Business Bank Bank Accomplishments & Ratings 172 Consecutive Quarters of Profitability 122 Consecutive Quarters of Cash Dividends Ranked #1 Forbes, 2020 Best Banks in America (January 2020) Ranked #4 Forbes, 2019 Best Banks in America (January 2019) Ranked #2 Forbes, 2017 Best Banks in America (January 2017) Ranked #1 Forbes, 2016 Best Banks in America (January 2016) Ranked #2 S&P Global, 2018 Best Performing Banks in the Nation (April 2019) BauerFinancial Report Five Star Superior Rating (December 2019) 43 Consecutive Quarters Fitch Rating BBB+ (August 2019)

58 Business Financial Centers 1 Loan Production Office 3 CitizensTrust Locations Corporate Office Business Financial Centers Loan Production Office CitizensTrust

Our Vision Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

Target Customer The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-300 million Top 25% in their respective industry Full relationship banking Build 20-year relationships

Citizens Business Bank Relationship Manager (Bank) Property Management Real Estate Banking International Treasury Management Specialty Banking Construction Lending CitizensTrust Merchant Bankcard SBA Citizens Home Lending Loan Brokerage Title Escrow Marketing Citizens Equipment Financing Government Services Deposit Services Wealth Management Trust Investment Services Healthcare Services Professional Services Not for Profit Customer Credit Management Division Dairy & Livestock Agribusiness Asset Based Lending Receivers & Fiduciaries

Three Areas of Growth De Novo San Diego (2014) Oxnard (2015) Santa Barbara (2015) San Diego (2017) Stockton (2018) Modesto (2020) Acquisitions American Security Bank (2014) County Commerce Bank (2016) Valley Business Bank (2017) Community Bank (2018)

Acquisition Strategy Target size: $200 million to $5 billion in assets Financial & Strategic In-market and/or adjacent geographic market (California) Banks: Banking Teams: In-market New markets

2020 Critical Few Grow Quality Loans Grow Core Deposits Strengthen Relationships through Cross-Sell Execute on Infrastructure Initiatives Cyber Fraud Awareness & Education

Experienced Leadership Name Position Banking Experience CVBF Service David A. Brager Chief Executive Officer 33 Years 17 Years E. Allen Nicholson Executive Vice President Chief Financial Officer 29 Years 4 Years Dave F. Farnsworth Executive Vice President Chief Credit Officer 35 Years 4 Years David C. Harvey Executive Vice President Chief Operations Officer 29 Years 10 Years R. Daniel Banis Executive Vice President CitizensTrust 36 Years 7 Years Yamynn DeAngelis Executive Vice President Chief Risk Officer 40 Years 32 Years Richard Wohl Executive Vice President General Counsel 32 Years 8 Years

Associates Business Continuity Task Force mobilized and leading Bank’s response Associates are working from both remote sites, as well as separate work sites with protocols for social distancing, cautionary cleaning and health safety practices Customers All banking channels are open to customers All 58 banking centers and 3 trust offices are open with reduced hours Following local, state and CDC health & safety guidelines at all locations Communities $356,000 charitable donations for the second quarter announced in April for community organizations, including food banks, economic development, and affordable housing in Southern and Central California Capital & Liquidity Capital positioned as strength entering the crisis Stock repurchase plan suspended at the end of March March 31, 2020: 11.3% Tangible Common Equity/ 14.1% CET1 / 15.5% Total RBC Strong Liquidity Position: $3.0B in cash & securities Significant liquidity access (>$4B) and essentially no use of wholesale funding as of March 31, 2020 Credit & Risk Management Analyzing exposures to “at risk” industries Enhanced CRE stress testing Providing PPP loans and payment deferrals Response to COVID-19

CARES Act Relief Focused on assisting customers Mobilized significant internal resources on PPP Received over 4,200 PPP applications, totaling over $1.34B – obtained ~3,800 for $1.25B Granted 90 day loan deferrals for 620 customers related to $940MM in loans (13% of loans at March 31, 2020) PPP Approvals COVID-Related Deferments CARES Related Actions as of May 3 Loan Size Count Approved ($ in Thousands) Avg. Size ($ in Thousands) < 350K 2,952 315,477 107 350K – 2,999K 831 748,608 901 > 3,000K 41 181,002 4,415 Total 3,824 1,245,087 326

Q1 2020 Financial Highlights Profitability $12MM provision for credit losses due to COVID-19 / CECL ROATCE = 12.3% ROAA = 1.34% Efficiency Ratio = 42.7% Income Statement Net Income = $38 million Diluted EPS = $.27 Pretax / Pre-Provision Income = $65.3 million Balance Sheet/ Liquidity $474 million or 9% Noninterest deposit growth Non-interest deposits 61% of total deposits 82% Loan / Deposit Ratio $3.0 billion cash and securities Asset Quality CECL implemented Jan. 1, 2020 - $82.6 million ACL (1.11% of loans) Net Recoveries = $141,000 (Gross charge-offs = $86,000) NPA/TA = .10% Classified loans = $83.6 million Capital Repurchased 4.9 million shares = $91.7 million 10b(5)-1 Repurchase plan suspended March 31, 2020 TCE Ratio = 11.3%

Selected Ratios 2017 2018 2019 Q1’19 Q4’19 Q1’20 ROATCE 11.17% 15.18% 17.56% 18.75% 16.36% 12.27% NIM 3.63% 4.03% 4.36% 4.39% 4.24% 4.08% Cost of Funds 0.12% 0.16% 0.24% 0.25% 0.22% 0.21% Efficiency Ratio 43.84% 45.83% 40.16% 41.01% 41.01% 42.69% NIE % Avg. Assets 1.70% 1.89% 1.76% 1.83% 1.71% 1.72% NPA % Total Assets 0.18% 0.18% 0.09% 0.17% 0.09% 0.10% Net Charge-Offs (Recoveries) to Avg. Loans (0.14%) (0.04%) 0.00% 0.00% 0.00% 0.00% TCE Ratio 11.61% 10.46% 12.17% 11.08% 12.17% 11.34% T1 Risk-Based Capital Ratio 16.87% 13.32% 15.11% 14.05% 15.11% 14.42% Total Risk-Based Capital Ratio 18.01% 14.13% 16.01% 14.90% 16.00% 15.49% Performance Credit Quality Capital

Net income & Pretax-pre provision income PTPP income (Non -GAAP*) Net income PTPP ROAA (Non-GAAP*) ROAA * We use certain non-GAAP financial measures to provide supplemental information regarding our performance. Annually Quarterly

Dividends – 122 Consecutive Quarters 122 Consecutive Quarters More than 30 years of cash dividends since 1989 ANNUALIZED Q1 * Source: SNL Financial—peers represent public CA, AZ, HI, NV, OR & WA banks with assets $2 - $25 billion

Strong Capital Ratios * Source: SNL Financial—peers represent public CA, AZ, HI, NV, OR & WA banks with assets $2 - $25 billion $800mm $610mm $550mm $470mm Capital Ratios As of Q1 2020

Liquidity

Q1 2020 Allowance by Portfolio CECL Update CECL Adopted in Q1 2020 $1.8MM Day 1 Impact Lifetime historical loss models Macroeconomic variables include GDP, Unemployment Rate, & CRE price index $12 million provision based on COVID-19 economic forecast Weighting of multiple forecasts – including Moody’s March 27 COVID-19 pandemic forecast Allowance for Credit Losses – by Loan Type ($ in Millions) Day 1 Day 2 12/31/2019 1/1/2020 3/31/2020 Segmentation ACL Balance % of Loans ACL Balance % of Loans ALLL Balance % of Loans C&I $ 8.9 0.9% $ 6.5 0.7% $ 9.4 1.0% SBA 1.5 0.5% 1.8 0.6% 3.9 1.3% Real estate: Commercial RE 48.6 0.9% 53.6 1.0% 58.4 1.1% Construction 0.9 0.7% 1.5 1.3% 4.5 3.6% SFR Mortgage 2.3 0.8% 0.3 0.1% 0.3 0.1% Dairy & livestock 5.3 1.4% 5.1 1.3% 4.3 1.6% Municipal lease 0.6 1.2% 0.2 0.4% 0.3 0.5% Consumer and other 0.6 0.6% 1.5 1.3% 1.4 1.2% Total $ 68.7 0.9% $ 70.5 0.9% $ 82.6 1.1%

Credit Quality * Source: SNL Financial—peers represent public CA, AZ, HI, NV, OR & WA banks with assets $2 - $25 billion $43mm in remaining loan fair value discounts

(000’s) # of Center Locations (3/31/20) Average Loans per Location Total Loans* (3/31/20) % Los Angeles County 22 $149,882 $3,297,399 44.2% Central Valley 9 $124,507 $1,120,563 15.0% Orange County 10 $96,585 $968,575 13.0% Inland Empire (Riverside & San Bernardino Counties) 10 $98,753 $987,534 13.2% Central Coast 5 $91,455 $457,225 6.1% San Diego 2 $105,033 $210,065 2.8% Other California $139,860 1.9% Out of State $284,931 3.8% Total 58 $7,446,152 100.0% Loans by Region *Excludes deferred loan fees, allowance for loan losses and loans held-for-sale

Loans by Type CRE $5.35B C&I $0.96B Other $1.16B

Collateral Type CRE by Collateral Collateral Type Balance ($ in Millions) % of Total LTV at Origination Avg. Size ($ in Millions) Industrial $ 1,849 35% 56% $ 1,372 Office 940 18% 59% 1,486 Retail 783 15% 53% 1,631 Other 662 12% 51% 1,393 Multi-Family 586 11% 54% 1,637 Medical 279 5% 63% 1,769 Farmland 248 5% 55% 1,985 Total $ 5,348 100% 55% $ 1,495

C&I by Industry Industry Balance ($ in Millions) % of Total Manufacturing $ 185 19% Wholesale Trade 154 16% Real Estate Rental and Leasing 123 13% Finance and Insurance 69 7% Prof., Scientific, and Tech. Services 67 7% Health Care and Social Assistance 62 6% Construction 62 6% Transportation and Warehousing 43 4% Arts, Entertainment, and Recreation 29 3% Other* 167 17% Total $ 961 100% * Includes Retail Trade (22M or 2% of C&I loans)

Deposits by Region (000’s) # of Center Locations (3/31/20) Total Deposits (12/31/19) Total Deposits (3/31/20) Los Angeles County 22 $3,625,214 $3,799,075 Inland Empire (Riverside & San Bernardino Counties) 10 $2,623,440 $2,761,738 Orange County 10 $1,408,749 $1,459,027 Central Valley 9 $1,038,922 $1,041,163 Central Coast 5 $282,293 $291,444 San Diego 2 $85,738 $64,768 Other $69,231 $65,304 Total 58 $9,133,587 $9,482,519 *Includes Customer Repurchase Agreements Average Cost of Deposits* (Annualized) 0.21% 0.20%

Cost of Deposits Source: SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion

Appendix Non-GAAP Reconciliation

Reconciliation of Return on Average Tangible Common Equity (Non-GAAP) The return on average tangible common equity is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements.

Reconciliation of PTPP Return on Average Assets (Non-GAAP) The Pretax-pre provision income (“PTPP”) return on average assets is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements.

Copy of presentation at www.cbbank.com